UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 18, 2011

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On October 18, 2011, Hospira, Inc. (“Hospira”) issued a press release announcing certain preliminary financial results for the third quarter 2011.  Such press release is furnished as Exhibit 99.1, and is incorporated herein by reference.

In the press release, Hospira uses some non-GAAP financial measures.  These non-GAAP measures adjust for certain specified items that are described in the press release and schedule.  Hospira’s management believes that these non-GAAP financial measures can facilitate a more complete analysis and greater transparency into Hospira’s ongoing results of operations, particularly in comparing underlying results from period to period.  Management uses these non-GAAP financial measures internally in financial planning to monitor business unit performance and in evaluating management performance.  All non-GAAP financial measures are intended to supplement the applicable GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements related to the Company’s expected financial results for the third quarter and certain 2011 financial projections. Hospira cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements.  Factors, risks and uncertainties that may affect the Company’s operations and may cause actual results to be materially different from expectations include the risks and uncertainties set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 18, 2011 (furnished pursuant to Item 2.02 hereof and not deemed to be “filed” under the Securities Exchange Act of 1934)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Date: October 18, 2011	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 18, 2011(furnished pursuant to Item 2.02 hereof and not deemed to be “filed” under the Securities Exchange Act of 1934)